UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2005

TERRA NITROGEN COMPANY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-10877	73-1389684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre

600 Fourth Street, P.O. Box 6000

Sioux City, Iowa 51102-6000

(712) 277-1340

(Address of Principal Executive Offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Terra Nitrogen Company, L.P. (TNCLP) announced that it has sold to a subsidiary of Kinder Morgan Energy Partners, L.P. (KMP) its terminal assets in Blytheville, Arkansas.

In conjunction with the sale, TNCLP’s parent company Terra Industries Inc. (Terra) entered into a long-term agreement to exclusively lease from Kinder Morgan all the existing anhydrous ammonia and urea ammonium nitrate terminal assets in Blytheville, Arkansas.

On July 14, 2005, TNCLP issued a press release reporting the sale of terminal assets and Terra’s signing of the lease agreement. A copy of the Press Release is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

99.1	Press Release dated July 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.

By:	Terra Nitrogen Corporation
Its:	General Partner

/s/ Mark A. Kalafut
Mark A. Kalafut
Vice President, General Counsel
and Corporate Secretary

Date: July 18, 2005